Domo Announces Second Quarter Fiscal 2021 Financial Results

Silicon Slopes, Utah - September 3, 2020 - Domo, Inc. (Nasdaq: DOMO) today announced results for the fiscal 2021 second quarter ended July 31, 2020.

Fiscal Second Quarter Results
•Total revenue was $51.1 million, an increase of 23% year over year
•Subscription revenue was $44.3 million, an increase of 27% year over year
•Subscription revenue represented 87% of total revenue
•Billings were $47.6 million or 23% year-over-year growth
•Net cash used in operating activities was $4.8 million, an improvement of 74% year over year
•Subscription gross margin was 80%, an improvement of 5 percentage points from Q2 FY20
•GAAP operating margin improved by 38 percentage points year over year
•Non-GAAP operating margin improved by 41 percentage points year over year
•GAAP net loss was $17.9 million, and GAAP net loss per share was $0.62, based on 29.0 million weighted-average shares outstanding
•Non-GAAP net loss was $10.7 million, and non-GAAP net loss per share was $0.37, based on 29.0 million weighted-average shares outstanding
•Cash, cash equivalents and short-term investments were $83.4 million as of July 31, 2020

"Domo was built for this new world of work where business agility is imperative to surviving and thriving," said Josh James, founder and CEO, Domo. "Since our IPO, we have been relentlessly focused on growing our business, while at the same time making our growth more efficient and driving to cash flow positive with the cash on our balance sheet. In Q2, we once again made great progress on this front as we help CIOs, CDOs and IT leaders solve some of their most complex and strategic data challenges at a speed and scale our customers have told us they've never seen."

Recent Highlights
We believe the following points and accolades from the last quarter are additional indicators of what’s to come in our business through our commitment to product innovation, go-to-market initiatives and customer success:

•Domo was named an overall leader in customer experience and in vendor credibility for Business Intelligence (BI) in the Dresner Advisory Services’ 2020 Wisdom of Crowds® Industry Excellence Awards for the fourth consecutive year. Domo was also named an experience and credibility Leader in Dresner’s Customer Experience and Vendor Credibility models.

•Domo made Constellation Research's ShortLists for both Cloud-based BI and Analytics and Marketing Analytics Solutions.

•Domo was named to the Parity.org Best Companies for Women to Advance List 2020.

•Domo announced it is a founding member of Parity.org's ParityPledge in support of people of color, and it has extended its commitment to the ParityPledge by applying the pledge’s recruiting principles throughout the organization.

Business Outlook
Based on information available as of September 3, 2020, Domo is providing the following guidance for Q3 and full year fiscal 2021:
Q3 Fiscal 2021
•Revenue is expected to be in the range of $51.2 million to $52.2 million
•Non-GAAP net loss per share is expected to be between $0.42 and $0.46 based on 29.6 million weighted-average shares outstanding
Full Year Fiscal 2021
•Revenue is expected to be in the range of $202.5 million to $206.5 million
•Non-GAAP net loss per share is expected to be between $1.83 and $1.91 based on 29.3 million weighted-average shares outstanding
We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because such items that impact these measures are not within our control or cannot be reasonably predicted.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2021 second quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir. A live dial-in is available domestically at (877) 491-5762 and internationally at (763) 416-6939, with conference ID#2499486. A replay will be available via webcast or at (855) 859-2056 or (404) 537-3406 until midnight (ET) September 17, 2020.

About Domo
Domo is the Business Cloud, empowering organizations of all sizes with BI leverage at cloud scale in record time. With Domo, BI-critical processes that took weeks, months or more can now be done on-the-fly, in minutes or seconds, at unbelievable scale.  For more information about how Domo (Nasdaq: DOMO) helps its customers go fast, go big and go bold, visit www.domo.com. You can also follow Domo on Twitter, Facebook and LinkedIn.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo's website, press releases, SEC filings, blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, the @Domotalk Twitter account and the @JoshJames Twitter account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: billings, non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share and adjusted net cash used in operating activities. In computing these measures, we exclude the effects of certain items including stock-based compensation expense, amortization of certain intangible assets, the reversal of contingent tax-related accruals and proceeds from shares issued in connection with employee stock purchase plan. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our future growth, demand for our products and services, our financial outlook for Q3 fiscal quarter and full fiscal year 2021, and results for future periods. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, without limitation, the Annual Report on Form 10-K filed with the SEC on April 10, 2020 and the Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2020 expected to be filed with the SEC on or about September 9, 2020, as well as risks to our business related to the COVID-19 outbreak.  All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
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Domo, Domo Business Cloud and Domo is the Business Cloud are registered trademarks of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2019	2020	2019	2020
Revenue:
Subscription	$34,873	$44,347	$69,264	$86,783
Professional services and other	6,787	6,784	13,194	12,909
Total revenue	41,660	51,131	82,458	99,692
Cost of revenue:
Subscription (1)	8,816	8,811	16,851	17,916
Professional services and other (1)	5,395	4,838	10,164	9,842
Total cost of revenue	14,211	13,649	27,015	27,758
Gross profit	27,449	37,482	55,443	71,934

Operating expenses:
Sales and marketing (1)	29,501	27,384	65,450	56,480
Research and development (1)	17,046	15,917	34,145	33,370
General and administrative (1), (2), (3)	9,275	9,557	17,292	19,426
Total operating expenses	55,822	52,858	116,887	109,276
Loss from operations	(28,373)	(15,376)	(61,444)	(37,342)

Other expense, net (1)	(2,482)	(2,417)	(4,807)	(5,141)
Loss before provision for income taxes	(30,855)	(17,793)	(66,251)	(42,483)
Provision for income taxes	305	110	445	315
Net loss	$(31,160)	$(17,903)	$(66,696)	$(42,798)

Net loss per share (basic and diluted)	$(1.14)	$(0.62)	$(2.45)	$(1.49)
Weighted-average number of shares (basic and diluted)	27,418	29,001	27,196	28,728

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$67	$147	$190	$373
Professional services and other	60	118	153	221
Sales and marketing	2,041	2,543	6,049	4,369
Research and development	1,294	2,002	3,359	3,879
General and administrative	1,182	2,323	2,420	4,720
Other expense, net	47	48	95	95
Total stock-based compensation expenses	$4,691	$7,181	$12,266	$13,657

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$20	$20	$40	$40

(3) Includes reversal of contingent tax-related accrual, as follows:
General and administrative	$—	$—	$(1,293)	$—

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	July 31,
	2020	2020
Assets
Current assets:
Cash and cash equivalents	$80,843	$78,455
Short-term investments	17,967	4,899
Accounts receivable, net	47,967	34,933
Contract acquisition costs	12,676	12,872
Prepaid expenses and other current assets	12,809	9,756
Total current assets	172,262	140,915

Property and equipment, net	12,816	14,051
Right-of-use assets	—	10,214
Contract acquisition costs, noncurrent	17,083	16,008
Intangible assets, net	3,865	3,663
Goodwill	9,478	9,478
Other assets	1,234	806
Total assets	$216,738	$195,135

Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$2,298	$1,774
Accrued expenses and other current liabilities	46,473	41,105
Lease liabilities	—	4,076
Current portion of deferred revenue	105,290	101,982
Total current liabilities	154,061	148,937

Lease liabilities, noncurrent	—	7,159
Deferred revenue, noncurrent	4,454	2,248
Other liabilities, noncurrent	6,329	6,584
Long-term debt	101,074	103,075
Total liabilities	265,918	268,003

Commitments and contingencies

Stockholders' deficit:
Common stock	28	29
Additional paid-in capital	988,141	1,007,022
Accumulated other comprehensive income	389	617
Accumulated deficit	(1,037,738)	(1,080,536)
Total stockholders' deficit	(49,180)	(72,868)
Total liabilities and stockholders' deficit	$216,738	$195,135

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2019	2020	2019	2020
Cash flows from operating activities
Net loss	$(31,160)	$(17,903)	$(66,696)	$(42,798)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,852	1,071	3,616	2,364
Non-cash lease expense	—	1,002	—	1,953
Amortization of contract acquisition costs	2,817	3,512	5,495	6,920
Stock-based compensation	4,691	7,181	12,266	13,657
Other, net	656	943	(3)	1,822
Changes in operating assets and liabilities:
Accounts receivable, net	5,071	(5,289)	17,285	13,034
Contract acquisition costs	(2,924)	(3,966)	(4,986)	(5,892)
Prepaid expenses and other assets	1,105	3,352	(3,388)	3,565
Accounts payable	(1,109)	(639)	(558)	(594)
Operating lease liabilities	—	(663)	—	(1,568)
Accrued and other liabilities	3,123	10,098	(5,854)	(4,653)
Deferred revenue	(2,866)	(3,490)	(2,599)	(5,514)
Net cash used in operating activities	(18,744)	(4,791)	(45,422)	(17,704)

Cash flows from investing activities
Purchases of property and equipment	(1,703)	(1,791)	(3,177)	(3,154)
Purchases of securities available for sale	(15,936)	—	(78,944)	(11,149)
Proceeds from maturities of securities available for sale	43,500	7,700	43,500	24,300
Purchases of intangible assets	—	(1)	—	(105)
Net cash provided by (used in) investing activities	25,861	5,908	(38,621)	9,892

Cash flows from financing activities
Proceeds from shares issued in connection with employee stock purchase plan	—	(10)	4,518	3,649
Shares repurchased for tax withholdings on vesting of restricted stock	(112)	(485)	(1,012)	(523)
Proceeds from exercise of stock options	93	2,048	1,431	2,059
Net cash (used in) provided by financing activities	(19)	1,553	4,937	5,185
Effect of exchange rate changes on cash and cash equivalents	78	242	72	239
Net increase (decrease) in cash and cash equivalents	7,176	2,912	(79,034)	(2,388)
Cash and cash equivalents at beginning of period	90,763	75,543	176,973	80,843
Cash and cash equivalents at end of period	$97,939	$78,455	$97,939	$78,455

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2019	2020	2019	2020
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$34,873	$44,347	$69,264	$86,783
Cost of revenue:
Subscription	8,816	8,811	16,851	17,916
Subscription gross profit on a GAAP basis	26,057	35,536	52,413	68,867
Subscription gross margin on a GAAP basis	75%	80%	76%	79%

Stock-based compensation	67	147	190	373
Subscription gross profit on a non-GAAP basis	$26,124	$35,683	$52,603	$69,240
Subscription gross margin on a non-GAAP basis	75%	80%	76%	80%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$55,822	$52,858	$116,887	$109,276
Stock-based compensation	(4,517)	(6,868)	(11,828)	(12,968)
Amortization of certain intangible assets	(20)	(20)	(40)	(40)
Reversal of contingent tax-related accrual	—	—	1,293	—
Total operating expenses on a non-GAAP basis	$51,285	$45,970	$106,312	$96,268

Reconciliation of Operating Loss on a GAAP Basis to Operating Loss on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(28,373)	$(15,376)	$(61,444)	$(37,342)
Stock-based compensation	4,644	7,133	12,171	13,562
Amortization of certain intangible assets	20	20	40	40
Reversal of contingent tax-related accrual	—	—	(1,293)	—
Operating loss on a non-GAAP basis	$(23,709)	$(8,223)	$(50,526)	$(23,740)

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(68)%	(30)%	(75)%	(37)%
Stock-based compensation	11	14	16	13
Amortization of certain intangible assets	—	—	—	—
Reversal of contingent tax-related accrual	—	—	(2)	—
Operating margin on a non-GAAP basis	(57)%	(16)%	(61)%	(24)%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(31,160)	$(17,903)	$(66,696)	$(42,798)
Stock-based compensation	4,691	7,181	12,266	13,657
Amortization of certain intangible assets	20	20	40	40
Reversal of contingent tax-related accrual	—	—	(1,293)	—
Net loss on a non-GAAP basis	$(26,449)	$(10,702)	$(55,683)	$(29,101)

Reconciliation of Net Loss per Share on a GAAP Basis to Net Loss per Share on a Non-GAAP Basis:
Net loss per share on a GAAP basis	$(1.14)	$(0.62)	$(2.45)	$(1.49)
Stock-based compensation	0.18	0.25	0.45	0.48
Amortization of certain intangible assets	—	—	—	—
Reversal of contingent tax-related accrual	—	—	(0.05)	—
Net loss per share on a non-GAAP basis	$(0.96)	$(0.37)	$(2.05)	$(1.01)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2019	2020	2019	2020
Billings:
Total revenue	$41,660	$51,131	$82,458	$99,692
Add:
Deferred revenue (end of period)	87,616	101,982	87,616	101,982
Deferred revenue, noncurrent (end of period)	3,687	2,248	3,687	2,248
Less:
Deferred revenue (beginning of period)	(89,219)	(104,804)	(88,959)	(105,290)
Deferred revenue, noncurrent (beginning of period)	(4,950)	(2,916)	(4,943)	(4,454)
Decrease in deferred revenue (current and noncurrent)	(2,866)	(3,490)	(2,599)	(5,514)
Billings	$38,794	$47,641	$79,859	$94,178

Reconciliation of Net Cash Used in Operating Activities to Adjusted Net Cash Used in Operating Activities:
Net cash used in operating activities	$(18,744)	$(4,791)	$(45,422)	$(17,704)
Proceeds from shares issued in connection with employee stock purchase plan	—	(10)	4,518	3,649
Adjusted net cash used in operating activities	$(18,744)	$(4,801)	$(40,904)	$(14,055)